FIRST TRUST EXCHANGE-TRADED ALPHADEX(TM) FUND

                First Trust Large Cap Core AlphaDEX(TM) Fund
                 First Trust Mid Cap Core AlphaDEX(TM) Fund
                First Trust Small Cap Core AlphaDEX(TM) Fund
       First Trust Large Cap Value Opportunities AlphaDEX(TM) Fund First Trust Large Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Mid Cap Value Opportunities AlphaDEX(TM) Fund
      First Trust Mid Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Small Cap Value Opportunities AlphaDEX(TM) Fund First Trust Small Cap Growth Opportunities AlphaDEX(TM) Fund
             First Trust Multi Cap Value AlphaDEX(TM) Fund
             First Trust Multi Cap Growth AlphaDEX(TM) Fund
             First Trust Small/Mid Cap Value AlphaDEX(TM) Fund First Trust Small/Mid Cap Growth AlphaDEX(TM) Fund
            First Trust Consumer Discretionary AlphaDEX(TM) Fund
             First Trust Consumer Staples AlphaDEX(TM) Fund
                 First Trust Energy AlphaDEX(TM) Fund
               First Trust Financials AlphaDEX(TM) Fund
               First Trust Health Care AlphaDEX(TM) Fund
               First Trust Industrials AlphaDEX(TM) Fund
                First Trust Materials AlphaDEX(TM) Fund
                First Trust Technology AlphaDEX(TM) Fund
                First Trust Utilities AlphaDEX(TM) Fund


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 11th day of December, 2006.

                                          /s/ James A. Bowen
                                          -----------------------
                                            James A. Bowen



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )

         On this 11th day of December, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"




-------------------------                          /s/ Erica R. Navarro
                                                   ---------------------
Notary Public, State of Illinois                   Notary Public

My Commission Expires: 10/16/07

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(TM) FUND

                First Trust Large Cap Core AlphaDEX(TM) Fund
                 First Trust Mid Cap Core AlphaDEX(TM) Fund
                First Trust Small Cap Core AlphaDEX(TM) Fund
       First Trust Large Cap Value Opportunities AlphaDEX(TM) Fund First Trust Large Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Mid Cap Value Opportunities AlphaDEX(TM) Fund
      First Trust Mid Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Small Cap Value Opportunities AlphaDEX(TM) Fund First Trust Small Cap Growth Opportunities AlphaDEX(TM) Fund
             First Trust Multi Cap Value AlphaDEX(TM) Fund
             First Trust Multi Cap Growth AlphaDEX(TM) Fund
             First Trust Small/Mid Cap Value AlphaDEX(TM) Fund First Trust Small/Mid Cap Growth AlphaDEX(TM) Fund
            First Trust Consumer Discretionary AlphaDEX(TM) Fund
             First Trust Consumer Staples AlphaDEX(TM) Fund
                 First Trust Energy AlphaDEX(TM) Fund
               First Trust Financials AlphaDEX(TM) Fund
               First Trust Health Care AlphaDEX(TM) Fund
               First Trust Industrials AlphaDEX(TM) Fund
                First Trust Materials AlphaDEX(TM) Fund
                First Trust Technology AlphaDEX(TM) Fund
                First Trust Utilities AlphaDEX(TM) Fund


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 11th day of December, 2006.

                                           /s/ Richard E. Erickson
                                           -----------------------
                                             Richard E. Erickson



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )

         On this 11th day of December, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"




-------------------------                          /s/ Erica R. Navarro
                                                   ---------------------
Notary Public, State of Illinois                   Notary Public

My Commission Expires: 10/16/07

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(TM) FUND

                First Trust Large Cap Core AlphaDEX(TM) Fund
                 First Trust Mid Cap Core AlphaDEX(TM) Fund
                First Trust Small Cap Core AlphaDEX(TM) Fund
       First Trust Large Cap Value Opportunities AlphaDEX(TM) Fund First Trust Large Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Mid Cap Value Opportunities AlphaDEX(TM) Fund
      First Trust Mid Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Small Cap Value Opportunities AlphaDEX(TM) Fund First Trust Small Cap Growth Opportunities AlphaDEX(TM) Fund
             First Trust Multi Cap Value AlphaDEX(TM) Fund
             First Trust Multi Cap Growth AlphaDEX(TM) Fund
             First Trust Small/Mid Cap Value AlphaDEX(TM) Fund First Trust Small/Mid Cap Growth AlphaDEX(TM) Fund
            First Trust Consumer Discretionary AlphaDEX(TM) Fund
             First Trust Consumer Staples AlphaDEX(TM) Fund
                 First Trust Energy AlphaDEX(TM) Fund
               First Trust Financials AlphaDEX(TM) Fund
               First Trust Health Care AlphaDEX(TM) Fund
               First Trust Industrials AlphaDEX(TM) Fund
                First Trust Materials AlphaDEX(TM) Fund
                First Trust Technology AlphaDEX(TM) Fund
                First Trust Utilities AlphaDEX(TM) Fund


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 11th day of December, 2006.

                                              /s/ Niel B. Nielson
                                              -----------------------
                                                Niel B. Nielson



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )

         On this 11th day of December, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"




-------------------------                          /s/ Erica R. Navarro
                                                   ---------------------
Notary Public, State of Illinois                   Notary Public

My Commission Expires: 10/16/07

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(TM) FUND

                First Trust Large Cap Core AlphaDEX(TM) Fund
                 First Trust Mid Cap Core AlphaDEX(TM) Fund
                First Trust Small Cap Core AlphaDEX(TM) Fund
       First Trust Large Cap Value Opportunities AlphaDEX(TM) Fund First Trust Large Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Mid Cap Value Opportunities AlphaDEX(TM) Fund
      First Trust Mid Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Small Cap Value Opportunities AlphaDEX(TM) Fund First Trust Small Cap Growth Opportunities AlphaDEX(TM) Fund
             First Trust Multi Cap Value AlphaDEX(TM) Fund
             First Trust Multi Cap Growth AlphaDEX(TM) Fund
             First Trust Small/Mid Cap Value AlphaDEX(TM) Fund First Trust Small/Mid Cap Growth AlphaDEX(TM) Fund
            First Trust Consumer Discretionary AlphaDEX(TM) Fund
             First Trust Consumer Staples AlphaDEX(TM) Fund
                 First Trust Energy AlphaDEX(TM) Fund
               First Trust Financials AlphaDEX(TM) Fund
               First Trust Health Care AlphaDEX(TM) Fund
               First Trust Industrials AlphaDEX(TM) Fund
                First Trust Materials AlphaDEX(TM) Fund
                First Trust Technology AlphaDEX(TM) Fund
                First Trust Utilities AlphaDEX(TM) Fund


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 11th day of December, 2006.

                                       /s/ Thomas R. Kadlec
                                       -----------------------
                                         Thomas R. Kadlec



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )

         On this 11th day of December, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"




-------------------------                          /s/ Erica R. Navarro
                                                   ---------------------
Notary Public, State of Illinois                   Notary Public

My Commission Expires: 10/16/07

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(TM) FUND

                First Trust Large Cap Core AlphaDEX(TM) Fund
                 First Trust Mid Cap Core AlphaDEX(TM) Fund
                First Trust Small Cap Core AlphaDEX(TM) Fund
       First Trust Large Cap Value Opportunities AlphaDEX(TM) Fund First Trust Large Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Mid Cap Value Opportunities AlphaDEX(TM) Fund
      First Trust Mid Cap Growth Opportunities AlphaDEX(TM) Fund First Trust Small Cap Value Opportunities AlphaDEX(TM) Fund First Trust Small Cap Growth Opportunities AlphaDEX(TM) Fund
             First Trust Multi Cap Value AlphaDEX(TM) Fund
             First Trust Multi Cap Growth AlphaDEX(TM) Fund
             First Trust Small/Mid Cap Value AlphaDEX(TM) Fund First Trust Small/Mid Cap Growth AlphaDEX(TM) Fund
            First Trust Consumer Discretionary AlphaDEX(TM) Fund
             First Trust Consumer Staples AlphaDEX(TM) Fund
                 First Trust Energy AlphaDEX(TM) Fund
               First Trust Financials AlphaDEX(TM) Fund
               First Trust Health Care AlphaDEX(TM) Fund
               First Trust Industrials AlphaDEX(TM) Fund
                First Trust Materials AlphaDEX(TM) Fund
                First Trust Technology AlphaDEX(TM) Fund
                First Trust Utilities AlphaDEX(TM) Fund


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN, W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 11th day of December, 2006.

                                             /s/ Robert F. Keith
                                             -----------------------
                                               Robert F. Keith



STATE OF ILLINOIS                )
                                 )  SS
COUNTY OF COOK                   )

         On this 11th day of December, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"




-------------------------                          /s/ Erica R. Navarro
                                                   ---------------------
Notary Public, State of Illinois                   Notary Public

My Commission Expires: 10/16/07